Miller/Howard High Income Equity Fund
Supplement dated July 19, 2018 to the Prospectus
dated March 2, 2018, as amended

On July 19, 2018, Miller/Howard Investments, Inc. (the “Investment Adviser”), the investment adviser of the Miller/Howard High Income Equity Fund (the “Fund”), announced that the current shareholders of the Investment Adviser have agreed to sell 100% of their stock in the Investment Adviser to an employee stock ownership plan (the “ESOP”). Upon completion of the transaction, the ESOP will hold in trust, through an institutional trustee, all of the equity exclusively for the benefit of all current and future employees of the Investment Adviser (the “ESOP Conversion”).

Under ownership by the ESOP, the Investment Adviser has indicated that it will continue to operate as before, with no changes to the investment team, investment process or philosophy by which the Company provides investment advice. Lowell Miller will remain Chief Investment Officer and will serve as Chairman of the Investment Adviser’s Board of Directors, which has been expanded and includes an independent Board member. The current Management Committee of the Investment Adviser, which reports to the Board of the Investment Adviser, will continue to manage the day to day affairs of the business.

As a result of the expected change in control of the Investment Adviser, the completion of the ESOP Conversion will be deemed an “assignment” of the current investment advisory agreement between the Fund and the Investment Adviser (the “Existing Advisory Agreement”) under the Investment Company Act of 1940, as amended (the “1940 Act”). This assignment will automatically terminate the Existing Advisory Agreement in accordance with its terms as required by Section 15 of the 1940 Act. It is anticipated that the Board of Trustees of the Fund will consider a new advisory agreement between the Fund and the Investment Adviser (the “New Advisory Agreement”) since an assignment constitutes an automatic termination of the Existing Advisory Agreement under Section 15 of the 1940 Act.  In assessing the New Advisory Agreement, the Board will take into consideration the ownership structure of the Investment Adviser after the ESOP Conversion and any other factors the Board of Trustees deems relevant. If approved by the Board of Trustees, the New Advisory Agreement will be presented to the Fund’s shareholders for approval. The Investment Adviser does not anticipate that the ESOP Conversion will be completed prior to shareholder approval of the New Advisory Agreement.  The Investment Adviser anticipates that the ESOP Conversion will close in 2018, subject to applicable regulatory approvals and client consents.

This supplement should be retained with your Prospectus Supplement, Prospectus and SAI for future reference.